UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 2, 2026	(	January 1, 2026)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska			0-33501	92-0175752
________________________ (State or other jurisdiction			_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)			File Number)	Identification No.)

3111 C Street,	Anchorage,	Alaska		99503
___________________________________ (Address of principal executive offices)				___________ (Zip Code)

Registrant’s telephone number, including area code:	907-	562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.126-2 of this chapter).

                                    Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective January 1, 2026, the Compensation Committee of the Board of Directors of Northrim BanCorp, Inc. (the “Company”) and its wholly owned subsidiary, Northrim Bank (the “Bank”) (collectively, the “Employer”) deemed it appropriate that the Employer and each of the following named executive officers of the Company, Michael G. Huston, Chairman, President, Chief Executive Officer and Chief Operating Officer of the Company and Chairman, President and Chief Executive Officer of the Bank; Jed W. Ballard, Executive Vice President and Chief Financial Officer of the Company and the Bank; Mark Edwards, Executive Vice President, Chief Credit Officer and Bank Economist; and Amber Zins, Executive Vice President and Chief Operating Officer of the Bank, enter into a new employment agreement under which the provisions and terms remain, essentially, the same as their respective employment agreements that were in effect at December 31, 2025, except for certain changes to the employment agreement with Messrs. Huston, Ballard, Edwards, and Ms. Zins discussed below.

Mr. Huston’s new employment agreement provides for his service as Chairman of the Company and the Bank in addition to his existing titles. In addition, Mr. Huston’s base salary has been increased to $630,000 and he is no longer eligible to participate in the Employer’s supplemental executive retirement plan or deferred compensation plan, but will instead receive an annual contribution of 20% of his base salary to the Employer’s non-qualified deferred compensation plan.

Mr. Ballard’s new employment agreement provides for an increase in base salary to $421,540. In addition, Mr. Ballard is no longer eligible to participate in the Employer’s supplemental executive retirement plan or deferred compensation plan, but will instead receive an annual contribution of 10% of his base salary to the Employer’s non-qualified deferred compensation plan.

Mr. Edwards’ new employment agreement provides for an increase in base salary to $305,615. In addition, Mr. Edwards is no longer eligible to participate in the Employer’s supplemental executive retirement plan or deferred compensation plan, but will instead receive an annual contribution of 5% of his base salary to the Employer’s non-qualified deferred compensation plan.

Ms. Zins’ new employment agreement provides for an increase in base salary to $353,031. In addition, Ms. Zins is no longer eligible to participate in the Employer’s supplemental executive retirement plan or deferred compensation plan, but will instead receive an annual contribution of 10% of her base salary to the Employer’s non-qualified deferred compensation plan,

In addition, on January 1, 2026, the Employer entered into an employment with Jason Criqui, Executive Vice President and Chief Banking Officer of the Bank. The employment agreement with Mr. Criqui has an initial term ending on December 31, 2026, which term will be automatically extended for additional one-year terms unless at least 90 days prior to any January 1, either party gives notice of its intent not to extend such term or the employment agreement is terminated in accordance with its termination provisions. Mr. Criqui is a named executive officer of the Company.

Under the terms of his employment agreement, Mr. Criqui will receive an annual base salary of $307,400 as adjusted from time to time, and an annual contribution of 10% of his base salary to the Employer’s non-qualified deferred compensation plan. Mr. Criqui is also eligible to participate in Company’s profit sharing plan and the Company’s stock incentive plan. The Employer will also provide Mr. Criqui with reasonable health insurance, disability and other employment benefits and Mr. Criqui is eligible to participate in all of the Employer’s employee benefit programs. The Employer will also reimburse Mr. Criqui for reasonable expenses incurred in performing and promoting the Employer’s business.

In the event of a "Change of Control", termination without "Cause" or termination by Mr. Criqui for "Good Reason" (as such terms are defined in the employment agreement) within 735 days of such Change in Control, Mr. Criqui shall be paid (i) all base salary earned and all reimbursable expenses incurred through such termination date, (ii) an amount equal to two times the highest base salary earned by Mr. Criqui over the prior three years, and (iii) an amount equal to two times the average profit share paid to Mr. Criqui over the prior three years. Additionally, the Employer will continue to provide Mr. Criqui, at its expense, health and dental insurance benefits for a period of two years following termination of the employment agreement. If any “Change in Control” payments to which Mr. Criqui is entitled pursuant to the employment agreement would otherwise constitute a “parachute payment” under Internal Revenue Code Section 280G, then pursuant to the terms of the employment agreement, such payments will be subject to reduction in an amount so that the present value of the total amount received by Mr. Criqui will be 2.99 times his base amount (as defined in Internal Revenue Code Section 280G).

Mr. Criqui is also subject to certain confidentiality, intellectual property, non-competition, non-solicitation and non-disparagement provisions pursuant to the terms of his employment agreement.

Copies of the employment agreements in their entirety for Messrs. Huston, Ballard, Edwards, Criqui, and Ms. Zins are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 respectively.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements – not applicable
(b) Proforma financial information – not applicable
(c) Shell company transactions – not applicable

(d) Exhibit No.	Description

10.1	Employment agreement with Michael G. Huston dated January 1, 2026
10.2	Employment agreement with Jed W. Ballard dated January 1, 2026
10.3	Employment agreement with Mark Edwards dated January 1, 2026
10.4	Employment agreement with Jason Criqui dated January 1, 2026
10.5	Employment agreement with Amber Zins dated January 1, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

January 2, 2026	By:	/s/ Michael G. Huston
Name: Michael G. Huston
Title: Chairman, President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Employment agreement with Michael G. Huston dated January 1, 2026
10.2	Employment agreement with Jed W. Ballard dated January 1, 2026
10.3	Employment agreement with Mark Edwards dated January 1, 2026
10.4	Employment agreement with Jason Criqui dated January 1, 2026
10.5	Employment agreement with Amber Zins dated January 1, 2026